UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-021979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking a high level of current income and total return.

Semi-Annual Report

March 31, 2012

Share Class / Ticker Symbol

	Class A	Class C	Class R3	Class I
Nuveen Preferred Securities Fund	NPSAX	NPSCX	NPSTX	NPSRX

LIFE IS COMPLEX.

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www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the U.S. and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the U.S., strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer with little progress being made to deal with them.

During the last year, investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 18, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen Preferred Securities Fund features management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Douglas Baker, CFA, has served as the Fund’s portfolio manager since its inception in 2006, and has 14 years of investment industry experience. Brenda Langenfeld, CFA, joined the management team in 2012. Brenda has eight years of investment industry experience. Here Doug and Brenda discuss the Fund’s performance and its investment strategy for the six-month period ended March 31, 2012.

How did the Fund perform during the six-month period ended March 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year, five-year and since inception periods ended March 31, 2012. Over this period, the Fund outperformed the BofA Merrill Lynch Preferred Stock Hybrid Securities Index, the Market Benchmark Index and Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period and how did this affect performance?

Consistent with our investment process, we continued to invest in those securities issued by firms that we deemed to have stable and/or improving credit profiles. During the six-month period ended March 31, 2012, the Fund maintained an overweight to BBB-rated and BB-rated securities. These ratings are at the security level. Preferred securities are typically rated between three and five notches below the senior unsecured debt ratings of any particular issuer. As of March 31, 2012, the Fund’s approximate portfolio allocation to BB-rated securities was 8%, while the Market Benchmark Index was investment grade only and had no exposure to securities rated below BBB.

During the reporting period, lower rated investment grade and below investment grade securities outperformed higher rated investment grade securities. The investment team believes that the below investment grade segment of the market provides compelling risk adjusted opportunities. These securities are often neglected due to their lack of representation in the broader preferred / hybrid security indices.

The investment team held a modest overweight to the financial services sector versus the Market Benchmark Index, and within that overweight was another overweight to insurance companies versus banks during the reporting period. In addition, investors increasingly

Nuveen Investments	5

anticipated that insurance companies would attempt to buy back high coupon, long non-call, preferred / hybrid security structures. As a result, prices of these securities tended to outperform during the reporting period.

Another active position within the Fund was an overweight to U.S. dollar-denominated securities issued by non-U.S. domiciled firms. This positioning proved beneficial as the BofA Merrill Lynch Preferred Stock ADR Index posted positive returns well above the broader BofA Merrill Lynch Preferred Stock Fixed Rate Index. While continuously monitoring developments in Europe and around the world, the management team continues to feel comfortable with its specific exposure to select non-U.S. preferred / hybrid issuers. We feel that the preferred / hybrid investors became more discerning between the fundamentals of various European issuers during the fourth quarter 2011 and the first quarter 2012. In previous reporting periods, investors’ decisions regarding exposure to European-related preferred / hybrid securities had been much more indiscriminate than the management team had expected. It is the opinion of management that fundamentals will continue to play a stronger role in relative valuations going forward. As a result, the Fund’s positioning in relatively more sound and stable institutions could prove beneficial over the next several quarters.

The investment management team continued to toggle between the $25 par retail sector and the $1000 par institutional sector in an effort to capitalize on the inefficiencies between the retail and institutional preferred / hybrid markets. Periods of market volatility often drive valuations between retail structures and institutional structures to become meaningfully split. This dynamic is primarily due to institutional investors’ ability to price risk more efficiently during periods of stress compared to retail investors. In addition, technical factors may also influence the relative valuations between $25 par retail structures and $1000 par institutional structures. As detailed previously, aggressive buying of $25 par securities by individual retail investors seeking income drove $25 par valuations meaningfully higher compared to $1000 par structures. The investment management team will use these periods of price discrepancy to rotate between $25 par and $1000 par in an attempt to improve the structure and/or yield of securities held by the Fund. As of March 31, 2012, the Fund was more heavily weighted in $1000 par structures than $25 par and other retail denominations. This differs from the Market Benchmark Index which had a lesser allocation to $1000 par than $25 par and other retail structures.

In addition to toggling between the $25 par retail structures and $1000 par institutional structures, the Fund benefited from an overweight to high equity content, non-cumulative preferred securities that materially outperformed their high debt content, cumulative counterparts. During the reporting period, the high equity content Barclays Securities, Tier 1 — USD Index generated a return well above the broader Barclays Securities — USD Index over the same period.

The Fund also used interest rate swaps to reduce the duration of the preferred stock portfolio, to better align the Fund’s duration to that of the index. These swaps modestly detracted from performance. As interest rates declined, having a longer duration would have been preferable.

6	Nuveen Investments

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Investments	7

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	Nuveen Investments

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	13.77%	6.30%	4.85%	4.64%
Class A Shares at maximum Offering Price	8.38%	1.26%	3.83%	3.68%
BofA Merrill Lynch Preferred Stock Hybrid Securities Index***	7.58%	5.01%	1.95%	2.23%
Market Benchmark Index***	9.09%	6.91%	1.75%	1.95%
Lipper Flexible Income Funds Classification Average***	8.49%	4.22%	4.77%	4.89%

Class C Shares	13.39%	5.55%	4.09%	3.88%
Class R3 Shares	13.62%	6.03%	4.59%	4.38%
Class I Shares	13.85%	6.57%	5.11%	4.91%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.10%
Class C Shares	1.85%
Class R3 Shares	1.35%
Class I Shares	0.85%

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/19/06. Class A, C, and I Share returns are actual. Class R3 Shares commenced operations on 9/29/09. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for the differences in sales charges and expense, which are primarily differences in distribution and service fees.
***	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	9

Yields as of March 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of the Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	6.08%	5.49%
Class C Shares	5.68%	5.04%
Class R3 Shares	6.16%	5.50%
Class I Shares	6.64%	6.01%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

10	Nuveen Investments

Holding Summaries as of March 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Allocation1

Top Five Issuers[1]
JP Morgan Chase & Company	4.9%
Wells Fargo and Company	4.8%
MetLife Inc	4.7%
Assured Guaranty Corporation	4.6%
Liberty Mutual Insurance Corporation	4.0%

Portfolio Credit Quality2

Portfolio Composition[1]
Insurance	45.2%
Diversified Financial Services	17.6%
Commercial Banks	13.5%
U.S. Agency	10.1%
Capital Markets	6.2%
Short-Term Investments	1.5%
Other	5.9%

1	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2012. Holdings are subject to change.

2	As a percentage of total investments (excluding common stock, short-term investments and investments in derivatives) as of March 31, 2012. Holdings are subject to change.

Nuveen Investments	11

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	Class R3	I Shares	A Shares	C Shares	Class R3	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,137.70	$1,133.90	$1,136.20	$1,138.50	$1,019.55	$1,015.80	$1,018.30	$1,020.80
Expenses Incurred During Period	$5.83	$9.82	$7.16	$4.49	$5.50	$9.27	$6.76	$4.24

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.34% and .84% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

12	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund

March 31, 2012

Shares	Description (1)			Value

	COMMON STOCKS – 0.3%

	Real Estate Investment Trust – 0.3%

90,576	Hospitality Properties Trust, (4)			$2,279,798
	Total Common Stocks (cost $2,264,400)			2,279,798

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 40.4%

	Capital Markets – 4.8%

75,432	Deutsche Bank Capital Funding Trust I	7.350%	BBB	$1,883,537

498,051	Deutsche Bank Capital Funding Trust V	8.050%	BBB	13,367,689

180,000	Deutsche Bank Capital Funding Trust VIII	6.375%	BBB	4,298,400

179,600	Morgan Stanley Capital Trust IV	6.250%	Baa2	4,358,892

133,635	Morgan Stanley Capital Trust VI	6.600%	Baa2	3,316,821

132,715	Morgan Stanley Capital Trust VII	6.600%	Baa2	3,226,302

126,621	Morgan Stanley Capital Trust VIII	6.450%	Baa2	3,081,955
	Total Capital Markets			33,533,596
	Commercial Banks – 2.6%

284,704	Barclays Bank PLC	8.125%	BBB	7,242,870

159,129	Barclays Bank PLC	7.750%	BBB	4,010,051

48,425	First Republic Bank of San Francisco	6.700%	BBB	1,225,637

200,000	U.S. Bancorp., (4)	6.500%	A3	5,438,000
	Total Commercial Banks			17,916,558
	Diversified Financial Services – 11.5%

137,448	Citigroup Capital Trust VII	7.125%	Baa3	3,466,439

138,740	Citigroup Capital Trust XII	8.500%	Baa3	3,551,744

325,000	Citigroup Capital XIII	7.875%	Baa3	8,840,000

45,085	Citigroup Capital XIX	7.250%	Baa3	1,133,888

147,753	Citigroup Inc.	8.125%	BB	4,100,146

893,187	Countrywide Capital Trust III	7.000%	BB+	21,320,374

139,147	Fleet Capital Trust VIII	7.200%	BB+	3,463,369

527,868	ING Groep N.V.	8.500%	BBB	13,355,060

489,748	ING Groep N.V.	7.375%	BBB	11,695,182

184,918	ING Groep N.V.	7.200%	BBB	4,386,255

58,482	ING Groep N.V.	7.050%	BBB	1,366,724

134,010	ING Groep N.V.	6.375%	BBB	2,934,819

18,031	ING Groep N.V.	6.200%	BBB	387,306

6,281	ING Groep N.V.	6.125%	BBB	134,853
	Total Diversified Financial Services			80,136,159
	Electric Utilities – 1.0%

47,063	NextEra Energy Inc., (5)	5.700%	BBB	1,179,516

49,000	Southern California Edison Company, (5)	6.500%	Baa2	5,076,096

950	Southern California Edison Company, (5)	6.250%	BBB+	970,168
	Total Electric Utilities			7,225,780
	Insurance – 14.4%

126,070	Aegon N.V., (4)	8.000%	Baa1	3,295,470

487,448	Aegon N.V.	7.250%	Baa1	12,191,074

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2012

Shares	Description (1)	Coupon	Ratings (2)	Value

	Insurance (continued)

48,646	Aegon N.V.	6.500%	Baa1	$1,148,046

266,764	Aegon N.V.	6.375%	Baa1	6,429,012

748,189	Allianz SE, (5)	8.375%	A+	19,406,152

509,480	Arch Capital Group Limited, (5), WI/DD	6.750%	Baa2	12,912,159

808,853	Axis Capital Holdings Limited	6.875%	BBB	21,030,178

2,400,000	Dai-Ichi Mutual Life, 144A, (5)	7.250%	A3	2,484,000

595,781	Endurance Specialty Holdings Limited, (4)	7.500%	BBB–	15,383,065

4,910,000	Cloverie PLC Zurich Insurance, (5)	0.000%	A3	5,191,589

12,250	Protective Life Corporation	7.250%	BBB	306,372

14,123	Selective Insurance Group	7.500%	Baa3	354,911
	Total Insurance			100,132,028
	Real Estate Investment Trust – 1.3%

67,000	Hospitality Properties Trust	7.000%	Baa3	1,683,040

64,000	National Retail Properties Inc.	6.625%	Baa3	1,625,600

63,943	PS Business Parks, Inc.	6.700%	BBB	1,601,772

141,067	Vornado Realty Trust	6.875%	BBB–	3,801,756
	Total Real Estate Investment Trust			8,712,168
	U.S. Agency – 4.8%

35,000	Cobank Agricultural Credit Bank, 144A, (5)	7.814%	A	1,669,062

527,250	Cobank Agricultural Credit Bank, 144A, (5)	7.000%	BBB+	24,945,516

18,600	Cobank Agricultural Credit Bank, 144A, (5)	11.000%	A	1,007,307

107,000	Cobank Agricultural Credit Bank, 144A, (5)	11.000%	A	5,811,438
	Total U.S. Agency			33,433,323
	Total $25 Par (or similar) Preferred Securities (cost $250,228,999)			281,089,612

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value
	TAXABLE MUNICIPAL BONDS – 0.2%

	California – 0.1%

$275	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008B, 11.000%, 10/01/14	No Opt. Call	N/R	$271,597

140	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007, 9.125%, 6/01/13	No Opt. Call	N/R	141,614
415	Total California			413,211
	Florida – 0.1%

415	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007B, 7.804%, 10/01/20	No Opt. Call	BBB-	403,231
	Idaho – 0.0%

20	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008B, 7.500%, 6/01/12	No Opt. Call	BBB	19,972

14	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)		Ratings (2)	Value

	Texas – 0.0%

$55	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	No Opt. Call		N/R	$55,199
$905	Total Taxable Municipal Bonds (cost $904,973)				891,613

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 4.6%

	Insurance – 4.6%

$15,725	American International Group, Inc.	8.175%	5/15/68	BBB	$16,644,913

2,000	Nationwide Mutual Insurance Company, 144A	8.250%	12/01/31	A–	2,325,320

3,500	Nationwide Mutual Insurance Company, 144A	7.875%	4/01/33	A–	3,941,497

7,210	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	9,131,638
28,435	Total Insurance				32,043,368
$28,435	Total Corporate Bonds (cost $28,301,480)				32,043,368

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 53.6%

	Capital Markets – 1.4%

10,000	Aberdeen Asset Management PLC	7.900%	5/29/49	N/R	$9,650,000
	Commercial Banks – 11.0%

10,430	Abbey National Capital Trust I	8.963%	6/30/30	BBB	10,534,300

6,900	Barclays Bank PLC	6.278%	12/15/34	BBB	5,783,063

11,950	BNP Paribas, 144A	7.195%	12/25/37	BBB+	10,605,625

8,870	Rabobank Nederland, 144A	11.000%	6/30/19	A	11,264,900

1,000	Republic New York Capital I	7.750%	11/15/26	A3	1,006,250

730	Standard Chartered PLC, 144A	7.014%	7/30/37	BBB+	708,866

3,000	Standard Chartered PLC	9.500%	12/24/14	A–	3,300,000

30,514	Wells Fargo & Company, Series K	7.980%	9/15/99	A	33,222,117
	Total Commercial Banks				76,425,121
	Diversified Financial Services – 6.2%

3,955	Citigroup Capital III	7.625%	12/01/36	Baa3	4,035,160

31,053	JP Morgan Chase & Company	7.900%	4/30/18	Baa1	34,019,183

3,958	MBNA Capital Trust	8.278%	12/01/26	BB+	3,997,580

930	NB Capital Trust IV	8.250%	4/15/27	BB+	948,600
	Total Diversified Financial Services				43,000,523
	Electric Utilities – 0.7%

4,959	PPL Capital Funding, Inc.	6.700%	3/30/17	BB+	4,959,000
	Insurance – 26.5%

25,988	AXA SA, 144A	6.379%	12/14/36	Baa1	21,375,130

49	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	5,041,356

22,463	Catlin Insurance Company Limited	7.249%	1/19/17	BBB+	20,553,645

44,430	Financial Security Assurance Holdings, 144A	6.400%	12/15/36	Baa1	31,989,600

Nuveen Investments	15

Portfolio of Investments (Unaudited)

Nuveen Preferred Securities Fund (continued)

March 31, 2012

Principal Amount (000)/Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

20,300	Glen Meadows Pass Through Trust	6.505%	2/15/17	BB+	$15,580,250

20,897	Liberty Mutual Group Inc., 144A	10.750%	6/15/58	Baa3	27,949,737

3,000	Lincoln National Corporation	7.000%	5/17/66	BBB	2,902,500

27,051	MetLife Capital Trust X, 144A	9.250%	4/08/68	BBB	32,596,455

4,492	National Financial Services Inc.	6.750%	5/15/37	Baa2	4,211,250

11,705	Prudential PLC	7.750%	3/23/49	A–	11,933,247

1,455	Swiss Re Capital I	6.854%	5/25/16	A	1,373,478

8,735	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	8,560,300
	Total Insurance				184,066,948
	Real Estate Investment Trust – 2.5%

15	Sovereign Real Estate Investment Trust, 144A	12.000%	10/31/50	BBB	17,067,541
	U.S. Agency – 5.3%

18,925	AgFirst Farm Credit Bank	7.300%	12/15/53	A	18,571,860

16	Farm Credit Bank of Texas	10.000%	12/15/60	A3	18,648,984
	Total U.S. Agency				37,220,844
	Total Capital Preferred Securities (cost $356,736,551)				372,389,977

Principal Amount (000)	Description (1)		Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.5%

$10,676	Repurchase Agreement with State Street Bank, dated 3/30/12, repurchase price $10,675,859, collateralized by 9,750,000 U.S. Treasury Notes, 3.125%, due 5/15/21, value $10,891,745		0.010%	4/02/12	$10,675,850
	Total Short-Term Investments (cost $10,675,850)				10,675,850
	Total Investments (cost $649,112,253) – 100.6%				699,370,218
	Other Assets Less Liabilities – (0.6)% (6)				(3,968,162)
	Net Assets – 100%				$695,402,056

Investments in Derivatives at March 31, 2012

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$35,000,000	Receive	3-Month USD-LIBOR	2.480%	Semi-Annually	11/15/12	11/15/22	$53,842
Morgan Stanley	20,000,000	Receive	3-Month USD-LIBOR	2.908	Semi-Annually	11/15/12	11/15/41	869,612
								$923,454

16	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at March 31, 2012.

(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar – London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities (Unaudited)

March 31, 2012

Assets
Investments, at value (cost $649,112,253)	$699,370,218
Unrealized appreciation on forward swaps	923,454
Receivables:
Dividends	590,264
Interest	8,010,702
Shares sold	3,410,736
Other assets	13,848
Total assets	712,319,222
Liabilities
Payables:
Dividends	1,808,669
Investments purchased	12,737,000
Shares redeemed	1,423,579
Accrued expenses:
Management fees	432,658
12b-1 distribution and service fees	133,371
Other	381,889
Total liabilities	16,917,166
Net assets	$695,402,056
Class A Shares
Net assets	$170,606,720
Shares outstanding	10,433,193
Net asset value per share	$16.35
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$17.17
Class C Shares
Net assets	$119,134,459
Shares outstanding	7,279,763
Net asset value and offering price per share	$16.37
Class R3 Shares
Net assets	$92,683
Shares outstanding	5,628
Net asset value and offering price per share	$16.47
Class I Shares
Net assets	$405,568,194
Shares outstanding	24,799,136
Net asset value and offering price per share	$16.35
Net assets consist of:
Capital paid-in	$644,129,510
Undistributed (Over-distribution of) net investment income	(783,158)
Accumulated net realized gain (loss)	874,285
Net unrealized appreciation (depreciation)	51,181,419
Net assets	$695,402,056
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended March 31, 2012

Investment Income
Dividends	$10,498,311
Interest	14,278,860
Total investment income	24,777,171
Expenses
Management fees	2,274,802
12b-1 service fees – Class A	193,448
12b-1 distribution and service fees – Class C	513,873
12b-1 distribution and service fees – Class R3	280
Shareholders’ servicing agent fees and expenses	238,823
Custodian’s fees and expenses	71,479
Trustees’ fees and expenses	10,091
Professional fees	8,391
Shareholders’ reports – printing and mailing expenses	48,236
Federal and state registration fees	59,220
Other expenses	14,044
Total expenses before custodian fee credit	3,432,687
Custodian fee credit	(81)
Net expenses	3,432,606
Net investment income (loss)	21,344,565
Realized and Unrealized Gain (Loss):
Net realized gain (loss) from investments	1,848,339
Change in net unrealized appreciation (depreciation) of:
Investments	57,192,081
Forward swaps	1,454,838
Net realized and unrealized gain (loss)	60,495,258
Net increase (decrease) in net assets from operations	$81,839,823

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 3/31/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$21,344,565	$44,706,470
Net realized gain (loss) from:
Investments	1,848,339	30,447,183
Forward swaps	—	(4,350,000)
Change in net unrealized appreciation (depreciation) of:
Investments	57,192,081	(87,264,390)
Forward swaps	1,454,838	(563,858)
Net increase (decrease) in net assets from operations	81,839,823	(17,024,595)
Distributions to Shareholders
From net investment income:
Class A	(5,159,526)	(11,970,824)
Class C	(3,023,560)	(5,885,589)
Class R3	(3,577)	(7,090)
Class I	(13,449,714)	(27,542,748)
From accumulated net realized gains:
Class A	(4,038,200)	(4,508,870)
Class C	(2,711,154)	(2,475,555)
Class R3	(2,338)	(1,530)
Class I	(10,111,063)	(9,927,935)
Decrease in net assets from distributions to shareholders	(38,499,132)	(62,320,141)
Fund Share Transactions
Proceeds from sale of shares	167,853,498	484,377,731
Proceeds from shares issued to shareholders due to reinvestment of distributions	21,047,424	32,197,189
	188,900,922	516,574,920
Cost of shares redeemed	(198,269,986)	(417,519,959)
Net increase (decrease) in net assets from Fund share transactions	(9,369,064)	99,054,961
Net increase (decrease) in net assets	33,971,627	19,710,225
Net assets at the beginning of period	661,430,429	641,720,204
Net assets at the end of period	$695,402,056	$661,430,429
Undistributed (Over-distribution of) net investment income at the end of period	$(783,158)	$(491,346)

See accompanying notes to financial statements.

20	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	21

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value
Class A (12/06)
Year Ended 9/30:
2012(i)	$15.30	$.51	$1.49	$2.00	$(.52)	$(.43)	$—	$(.95)	$16.35
2011	16.99	1.05	(1.24)	(.19)	(1.08)	(.42)	—	(1.50)	15.30
2010	14.73	1.11	2.28	3.39	(1.13)	—	—	(1.13)	16.99
2009(e)	11.76	.84	3.00	3.84	(.87)	—	—	(.87)	14.73
Year Ended 12/31:
2008	16.98	1.31	(5.30)	(3.99)	(1.08)	—	(.15)	(1.23)	11.76
2007	20.01	1.08	(3.03)	(1.95)	(1.08)	—	—	(1.08)	16.98
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01
Class C (12/06)
Year Ended 9/30:
2012(i)	15.31	.46	1.49	1.95	(.46)	(.43)	—	(.89)	16.37
2011	17.00	.93	(1.25)	(.32)	(.95)	(.42)	—	(1.37)	15.31
2010	14.74	1.00	2.28	3.28	(1.02)	—	—	(1.02)	17.00
2009(e)	11.77	.78	3.00	3.78	(.81)	—	—	(.81)	14.74
Year Ended 12/31:
2008	16.96	1.16	(5.24)	(4.08)	(.97)	—	(.14)	(1.11)	11.77
2007	20.01	.93	(3.03)	(2.10)	(.95)	—	—	(.95)	16.96
2006(f)	20.00	.03	(.02)	.01	—	—	—	—	20.01
Class R3 (9/09)
Year Ended 9/30:
2012(i)	15.40	.48	1.53	2.01	(.51)	(.43)	—	(.94)	16.47
2011	17.10	1.05	(1.29)	(.24)	(1.04)	(.42)	—	(1.46)	15.40
2010	14.82	1.08	2.30	3.38	(1.10)	—	—	(1.10)	17.10
2009(h)	14.88	.01	(.07)	(.06)	—	—	—	—	14.82
Class I (12/06)(g)
Year Ended 9/30:
2012(i)	15.30	.53	1.49	2.02	(.54)	(.43)	—	(.97)	16.35
2011	16.99	1.10	(1.25)	(.15)	(1.12)	(.42)	—	(1.54)	15.30
2010	14.72	1.16	2.28	3.44	(1.17)	—	—	(1.17)	16.99
2009(e)	11.76	.86	3.00	3.86	(.90)	—	—	(.90)	14.72
Year Ended 12/31:
2008	16.98	1.19	(5.14)	(3.95)	(1.14)	—	(.13)	(1.27)	11.76
2007	20.01	1.18	(3.08)	(1.90)	(1.13)	—	—	(1.13)	16.98
2006(f)	20.00	.04	(.03)	.01	—	—	—	—	20.01

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

13.77%	$170,607	1.09	%*	6.57	%*	1.09	%*	6.57	%*	39%
(1.59)	166,611	1.10		6.21		1.03		6.28		60
23.84	185,972	1.16		6.87		.95		7.07		72
35.29	93,983	1.47	*	8.58	*	.94	*	9.11	*	30

(24.67)	22,420	1.64		10.32		.95		11.02		99
(10.12)	321	2.50		4.23		1.13		5.60		179
.05	275	18.18	*	(12.06	)*	1.23	*	4.88	*	0

13.39	119,134	1.84	*	5.83	*	1.84	*	5.83	*	39
(2.32)	97,071	1.85		5.49		1.78		5.57		60
22.94	97,316	1.91		6.13		1.70		6.34		72
34.48	48,720	2.23	*	7.82	*	1.69	*	8.36	*	30

(25.13)	6,429	2.32		8.90		1.70		9.52		99
(10.85)	245	3.29		3.39		1.89		4.79		179
.05	275	18.93	*	(12.82	)*	1.99	*	4.12	*	0

13.62	93	1.34	*	6.06	*	1.34	*	6.06	*	39
(1.78)	170	1.35		6.20		1.28		6.25		60
23.59	62	1.42		6.59		1.20		6.81		72
(.40)	50	1.37	*	11.62	*	1.20	*	11.79	*	30

13.85	405,568	.84	*	6.83	*	.84	*	6.83	*	39
(1.28)	397,579	.85		6.51		.78		6.58		60
24.23	358,371	.91		7.16		.70		7.37		72
35.48	116,643	1.21	*	9.12	*	.69	*	9.64	*	30

(24.45)	38,697	1.26		7.57		.69		8.14		99
(9.91)	19,769	1.80		5.28		.78		6.30		179
.05	4,178	17.92	*	(11.81	)*	.98	*	5.13	*	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the nine months ended September 30, 2009.
(f)	For the period December 19, 2006 (commencement of operations) through December 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(i)	For the six months ended March 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide a high level of current income and total return. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund normally invests at least 60% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Fund may invest up to 40% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” or “junk” securities. Although the Fund invests primarily in securities issued by U.S. companies, the Fund may invest up to 35% of its net assets in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in other types of securities, including corporate debt securities, U.S. government and agency debt, taxable municipal securities and convertible preferred securities. The Fund may also invest in forwards, futures, options and swap contracts, or other derivative financial instruments including credit default swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities and forward swap contracts are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the

24	Nuveen Investments

obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2012, the Fund had when-issued/delayed delivery purchase commitments of $12,737,000.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Forward Swap Contracts

The Fund is authorized to enter into forward interest rate swap contracts consistent with its investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended March 31, 2012, the Fund entered into forward interest rate swap transactions to reduce the duration of the preferred stock portfolio. The average notional amount of forward interest rate swap contracts outstanding during the six months ended March 31, 2012, was $55,000,000. The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the fiscal year. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

26	Nuveen Investments

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$2,279,798	$—	$—	$2,279,798
$25 Par (or similar) Preferred Securities*	200,436,609	80,653,003	—	281,089,612
Taxable Municipal Bonds	—	891,613	—	891,613
Corporate Bonds	—	32,043,368	—	32,043,368
Capital Preferred Securities	—	372,389,977	—	372,389,977
Short-Term Investments:
Repurchase Agreements	—	10,675,850	—	10,675,850
Derivatives:
Forward Swaps**	—	923,454	—	923,454
Total	$202,716,407	$497,577,265	$—	$700,293,672
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3 Taxable Municipal Bonds
Balance at the beginning of period	$149,305
Gains (losses):
Net realized gains (losses)	(602,672)
Net change in unrealized appreciation (depreciation)	565,695
Purchases at cost	—
Sales at proceeds	(112,328)
Net discounts (premiums)	—
Transfers in to	—
Transfers out of	—
Balance at the end of period	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of March 31, 2012	$—

During the six months ended March 31, 2012, the Fund recognized no significant transfers to or from Level 1 or Level 2 or Level 3.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of March 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$923,454	Unrealized depreciation on forward swaps*	$—
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2012, on derivative instruments, as well as the primary risk exposure.

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps
Risk Exposure
Interest Rate	$1,454,838

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,288,146	$36,018,661	9,011,213	$150,508,804
Class C	1,448,658	22,912,740	1,919,980	32,176,449
Class R3	136	2,239	8,464	143,308
Class I	6,930,704	108,919,858	17,939,089	301,549,170
Shares issued to shareholders due to reinvestment of distributions:
Class A	353,197	5,436,560	557,041	9,277,821
Class C	228,783	3,515,848	286,658	4,774,331
Class R3	377	5,842	511	8,528
Class I	789,328	12,089,174	1,089,788	18,136,509
	12,039,329	188,900,922	30,812,744	516,574,920
Shares redeemed:
Class A	(3,099,226)	(47,561,557)	(9,622,877)	(158,935,012)
Class C	(739,336)	(11,484,303)	(1,590,101)	(26,501,776)
Class R3	(5,949)	(91,945)	(1,512)	(25,743)
Class I	(8,905,156)	(139,132,181)	(14,135,086)	(232,057,428)
	(12,749,667)	(198,269,986)	(25,349,576)	(417,519,959)
Net increase (decrease)	(710,338)	$(9,369,064)	5,463,168	$99,054,961

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2012, aggregated $256,585,631 and $279,385,836, respectively.

28	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At March 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$650,362,715
Gross unrealized:
Appreciation	$52,785,095
Depreciation	(3,777,592)
Net unrealized appreciation (depreciation) of investments	$49,007,503

Permanent differences, primarily due to federal taxes paid, complex securities tax character adjustments and tax equalization, resulted in reclassifications among the Fund’s components of net assets at September 30, 2011, the Fund’s last tax year end, as follows:

Capital paid in	$7,761,477
Undistributed (Over-distribution of) net investment income	1,036,646
Accumulated net realized gain (loss)	(8,798,123)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$5,490,287
Undistributed net long-term capital gains	16,608,035
*	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period September 1, 2011 through September 30, 2011 and paid on October 3, 2011. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2011 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$55,251,670
Distributions from net long-term capital gains	5,007,799
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amounts of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	29

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2012, the complex-level fee rate for the Fund was .1735%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .90% through January 31, 2013 (1.25% after January 31, 2013), of the average daily net assets of any class of Fund shares. The Adviser may voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended March 31, 2012, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$467,579
Paid to financial intermediaries	417,627

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended March 31, 2012, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$219,225

To compensate for commissions advanced to financial intermediaries and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2012, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$114,314

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained $19,311 CDSC on share redemptions during the six months ended March 31, 2012.

30	Nuveen Investments

At March 31, 2012, Nuveen owned 4,169 shares of Class R3.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	31

Notes

32	Nuveen Investments

Notes

Nuveen Investments	33

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

BofA Merrill Lynch Preferred Stock Hybrid Securities Index: An unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Category. The Lipper Flexible Income Funds Classification Average contained 49, 45, 25 and 23 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Market Benchmark Index: An index that is comprised of a 60% weighting in the BofA Merrill Lynch Preferred Stock Hybrid Securities Index, a 35% weighting in the Barclays USD Capital Securities Index and a 5% weighting in the BofA Merrill Lynch REIT Preferred Stock Index. The BofA Merrill Lynch Preferred Stock Hybrid Securities Index is an unmanaged index consisting of a set of investment grade exchange-traded preferred stocks with outstanding market values of at least $50 million that are covered by BofA Merrill Lynch Fixed Income Research. The index includes certain publicly issued, $25- and $1,000-par securities with at least one year to maturity. The Barclays USD Capital Securities Index contains securities generally viewed as hybrid fixed income securities that either receive regulatory capital treatment or a degree of “equity credit” from the rating agencies. This generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The BofA Merrill Lynch REIT Preferred Stock Index is an unmanaged index of investment grade Real Estate Investment Trust (REIT) preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s distributions paid deduction.

34	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	35

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-INV5-0312P

Mutual Funds

Nuveen Taxable Fixed Income Funds

For investors seeking current income and capital appreciation.

Semi-Annual Report

March 31, 2012

Nuveen NWQ Flexible Income Fund (formerly Nuveen NWQ Preferred Securities Fund)

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In recent months the positive atmosphere in financial markets has reflected efforts by central banks in the U.S. and Europe to provide liquidity to the financial system and keep interest rates low. At the same time, future economic growth in these countries still faces serious headwinds in the form of high energy prices, uncertainties about potential political leadership changes and increasing pressure to reduce government spending regardless of its impact on the economy. Together with the continuing political tensions in the Middle East, investors have many reasons to remain cautious.

Though progress has been painfully slow, officials in Europe have taken important steps to address critical issues. The European Central Bank has provided vital liquidity to the banking system. Similarly, officials in the Euro area finally agreed to an enhanced “firewall” of funding to deal with financial crises in member countries. These steps, in addition to the completion of another round of financing for Greece, have eased credit conditions across the continent. Several very significant challenges remain with the potential to derail the recent progress but European leaders have demonstrated political will and persistence in dealing with their problems.

In the U.S., strong corporate earnings and continued progress on job creation have contributed to a rebound in the equity market and many of the major stock market indexes are approaching their levels before the financial crisis. The Fed’s commitment to an extended period of low interest rates is promoting economic growth, which remains moderate but steady and raises concerns about the future course of long term rates once the program ends. Pre-election maneuvering has added to the highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer with little progress being made to deal with them.

During the last year, investors have experienced a sharp decline and a strong recovery in the equity markets. Experienced investment teams keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long term goals for investors. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen funds on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 18, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Nuveen NWQ Flexible Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. The team is led by Michael Carne, CFA. Michael has 25 years of investment experience and joined NWQ in 2002. Here Michael discusses the Fund’s performance and its investment strategy for the six-month period ending March 31, 2012.

Effective March 12, 2012, the Nuveen NWQ Flexible Income Fund changed its name from Nuveen NWQ Preferred Securities Fund. The Fund also changed its principal investment strategies.

How did the Fund perform during the six-month period ending March 31, 2012?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund’s Class A Shares at net asset value (NAV) for the six-month, one-year and since inception periods ended March 31, 2012. Over this period, the Fund outperformed both the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period, and how did this affect performance?

Our investment strategy is both bottom-up and fundamentally driven. Security selection incorporates elements of both fixed-income and equity analysis. We utilize NWQ’s equity research team to identify companies that seem to offer a measure of downside protection, an attractive valuation and an improving outlook. We also use option-adjusted spread analysis and review a potential investment’s total return characteristics versus a set of market scenarios, such as higher/lower rates or wider/tighter spreads. We believe this forward-looking approach helps us to avoid sectors and companies that have deteriorating fundamentals.

Once a company has been identified with suitable investment characteristics, we then engage in the work of trying to decide the best investment choices. While we primarily make investments in preferred securities, we also have the latitude to invest in other types of income securities such as senior debt and equities. We look at the specific characteristics of the fixed-income securities available for investment and evaluate the effect on the Fund of holding such an investment. These characteristics might include price, yield, issuer, location in the capital structure, rating, liquidity premium/discount and any other potential issues that can affect the value of the position. Additionally, because the preferred market is very concentrated both by issuer and industry, we pay particular attention to the diversification of the Fund.

Nuveen Investments	5

Our equity holdings contributed positively to performance and was the Fund’s best performing sector during the reporting period. Our holdings in Real Estate Investment Trusts (REITs), preferreds and utilities also contributed to the Fund’s performance. Positive contributors included HSBC Finance Corporation 6.36% Series B perpetual preferred stock. HSBC Finance Corporation is the U.S. based consumer finance arm of Hong Kong Shanghai Banking Corporation. HSBC Holdings PLC is the holding company for the HSBC Group. This HSBC preferred stock benefited from a strong rally in European bank preferred stocks, whose prices had been depressed in the third quarter 2011 due to the sovereign debt crisis. Another positive contributor was the Bank of America Corporation (BAC) 7.25% Series L convertible perpetual stock. BAC accepts deposits and offers banking, investing, asset management, and other financial and risk-management products and services. This BAC preferred stock outperformed as investors became more comfortable with the scope and timing of BAC’s mortgage penalties. Finally, the Axis Capital Holdings Limited (AXS) 7.50% Series A perpetual preferred stock added to the portfolio’s return. AXS, a Bermuda based group, provides specialty lines and treaty reinsurance on a global basis. This AXS preferred stock performed in-line with other Bermuda names, all of which had strong performance during the period.

Significant detractors from performance during the reporting period were the NRG Energy Inc. (NRG) 7.875%, 2021 senior notes. NRG owns and operates a diverse portfolio of power generating facilities, primarily in the United States. NRG notes suffered a modest price decline due to unfavorable conditions in the natural gas market. Another detractor from performance was Redwood Trust Inc. Redwood specializes in owning, financing, and credit enhancing high quality jumbo residential mortgages loans. The price of this mortgage REIT company declined as investors worried about the effects of government forgiveness of mortgage principal balances on the firm’s investment portfolio value. Finally, the Donnelley & Son Company 8.25%, 2019 senior notes detracted from performance. Donnelley provides commercial printing and information services. These notes declined modestly in price due to lower demand in the high yield marketplace during the period.

During the period, we also sold covered call options on individual stocks in an effort to enhance return while foregoing some upside potential.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. High yield or lower rated securities carry heightened credit risk and potential for default. The potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

6	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown on the following page.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	7

Fund Performance and Expense Ratios (continued)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of March 31, 2012*

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class A Shares at NAV	11.95%	9.56%	14.40%
Class A Shares at maximum Offering Price	6.63%	4.35%	12.01%
BofA Merrill Lynch Fixed Rate Preferred Securities Index***	8.83%	7.30%	11.51%
Lipper Flexible Income Funds Classification Average***	8.49%	4.22%	10.42%

Class C Shares	11.48%	8.74%	13.54%
Class R3 Shares	11.76%	9.29%	14.10%
Class I Shares	12.09%	9.84%	14.68%

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.82%	1.02%
Class C Shares	3.57%	1.77%
Class R3 Shares	3.07%	1.27%
Class I Shares	2.57%	0.77%

The Fund’s adviser has agreed to waive fees and/or reimburse expenses through January 31, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns are from 12/9/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

8	Nuveen Investments

Yields as of March 31, 2012

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

	Dividend Yield	SEC 30-Day Yield
Class A Shares[1]	5.34%	4.35%
Class C Shares	4.86%	3.82%
Class R3 Shares	5.36%	4.32%
Class I Shares	5.86%	4.82%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	9

Holding Summaries as of March 31, 2012

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio Allocation1

Portfolio Composition[1]
Insurance	28.6%
Commercial Banks	16.0%
Real Estate Investment Trust	15.8%
Diversified Financial Services	8.6%
Electric Utilities	6.4%
Multi-Utilities	5.8%
Consumer Finance	4.7%
Other	14.1%

1	As a percentage of total investments (excluding investments in derivatives) as of March 31, 2012. Holdings are subject to change.

10	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/12)	$1,119.50	$1,114.80	$1,117.60	$1,120.90	$1,020.10	$1,016.35	$1,018.85	$1,021.35
Expenses Incurred During Period	$5.19	$9.15	$6.51	$3.87	$4.95	$8.72	$6.21	$3.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .98%, 1.73%, 1.23% and .73% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	11

Portfolio of Investments (Unaudited)

Nuveen NWQ Flexible Income Fund

(formerly known as Nuveen NWQ Preferred Securities Fund)

March 31, 2012

Shares	Description (1)			Value

	COMMON STOCKS – 10.8%

	Automobiles – 1.2%

1,000	General Motors Company, (2)			$25,650
	Chemicals – 1.0%

400	Mosaic Company, (3)			22,116
	Communications Equipment – 1.4%

1,400	Cisco Systems, Inc.			29,610
	Diversified Financial Services – 1.5%

900	Citigroup Inc., (3)			32,895
	Insurance – 2.0%

2,000	Genworth Financial Inc., Class A, (2), (3)			16,640

700	MetLife, Inc., (3)			26,145
	Total Insurance			42,785
	Metals & Mining – 1.4%

700	Barrick Gold Corporation			30,436
	Oil, Gas & Consumable Fuels – 1.3%

2,300	Talisman Energy Inc., (3)			28,980
	Real Estate Investment Trust – 1.0%

1,900	Redwood Trust Inc.			21,280
	Total Common Stocks (cost $213,815)			233,752

Shares	Description (1)	Coupon	Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 0.4%

	Real Estate Investment Trust – 0.4%

500	CommonWealth REIT, Convertble	6.500%	Baa3	$10,680
	Total Convertible Preferred Securities (cost $10,025)			10,680

Shares	Description (1)	Coupon	Ratings (4)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 76.9%

	Capital Markets – 1.8%

125	Allied Capital Corporation	6.875%	BBB	$3,044

900	Ares Capital Corporation, (2)	7.000%	BBB	22,833

200	Gladstone Investment Corporation	7.125%	N/A	5,002

300	Triangle Capital Corporation	7.000%	N/A	7,647
	Total Capital Markets			38,526
	Commercial Banks – 14.5%

2,700	Associated Banc-Corp.	8.000%	BB+	72,090

1,600	First Naigara Finance Group, (2)	8.625%	BB+	44,112

1,200	HSBC Holdings PLC	8.000%	A3	32,772

715	Popular Inc., (5)	8.250%	B2	16,021

2,600	U.S. Bancorp., (2)	6.500%	A3	70,694

3,000	Zions Bancorporation	9.500%	BB	78,210
	Total Commercial Banks			313,899
	Consumer Finance – 4.7%

1,100	GMAC LLC	7.250%	BB	24,937

3,100	HSBC Finance Corporation	6.360%	A	77,004
	Total Consumer Finance			101,941

12	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (4)	Value

	Diversified Financial Services – 7.1%

2,000	Bank of America Corporation	8.200%		BB+	$51,380

50	Bank of America Corporation	7.250%		BB+	48,945

2,000	Citigroup Inc.	8.500%		BB	52,400
	Total Diversified Financial Services				152,725
	Electric Utilities – 6.4%

3,000	BGE Capital Trust II	6.200%		Baa2	76,350

2,500	PPL Electric Utilities Corporation, (2), (5)	6.250%		BBB–	62,812
	Total Electric Utilities				139,162
	Insurance – 18.4%

1,660	American Financial Group	7.000%		BBB+	43,459

3,000	Aspen Insurance Holdings Limited, (2)	7.401%		BBB–	77,310

800	Axis Capital Holdings Limited	6.875%		BBB	20,800

2,500	Endurance Specialty Holdings Limited	7.750%		BBB–	65,575

900	Montpelier Re Holdings Limited	8.875%		BB+	24,525

2,000	PLC Capital Trust III	7.500%		BBB	50,660

1,900	Principal Financial Group	6.518%		BBB	48,621

2,500	Prudential Financial Inc.	9.000%		BBB+	67,625
	Total Insurance				398,575
	Multi-Utilities – 5.8%

2,000	DTE Energy Company	6.500%		BBB–	54,540

2,500	Scana Corporation	7.700%		BBB–	70,975
	Total Multi-Utilities				125,515
	Oil, Gas & Consumable Fuels – 2.3%

1,000	Magnum Hunter Resources Corporation	10.250%		N/A	25,320

500	Magnum Hunter Resources Corporation	8.000%		N/A	24,250
	Total Oil, Gas & Consumable Fuels				49,570
	Real Estate Investment Trust – 14.4%

700	Apartment Investment & Management Company, Series U, (2)	7.000%		BB	17,360

3,000	Ashford Hospitality Trust Inc.	9.000%		N/A	76,200

2,200	CommomWealth REIT	7.250%		Baa3	55,330

606	Developers Diversified Realty Corporation, (2)	7.375%		Ba1	15,174

2,600	Dupont Fabros Technology, (2)	7.875%		Ba2	67,288

600	Inland Real Estate Corporation	8.250%		N/A	15,354

2,500	Kimco Realty Corporation, Series G	7.750%		Baa2	63,500
	Total Real Estate Investment Trust				310,206
	Wireless Telecommunication Services – 1.5%

1,211	United States Cellular Corporation	6.950%		Baa2	31,583
	Total $25 Par (or similar) Preferred Securities (cost $1,564,893)				1,661,702

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CAPITAL PREFERRED SECURITIES – 6.3%

	Commercial Banks – 1.5%

$38	Barclays Bank PLC	6.278%	12/15/34	BBB	$31,849

Nuveen Investments	13

Portfolio of Investments (Unaudited)

Nuveen NWQ Flexible Income Fund (continued)

(formerly known as Nuveen NWQ Preferred Securities Fund)

March 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance – 4.8%

$1	Axis Capital Holdings Limited	7.500%	12/01/15	BBB	$103,625
	Total Capital Preferred Securities (cost $118,885)				135,474

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CORPORATE BONDS – 5.7%

	Independent Power Producers & Energy Traders – 1.4%

$32	NRG Energy Inc.	7.875%	5/15/21	BB	$30,720
	Insurance – 3.4%

24	American International Group, Inc.	8.175%	5/15/68	BBB	25,404

31	Genworth Financial Inc.	7.200%	2/15/21	BBB	31,570

15	Hartford Life Inc.	7.650%	6/15/27	BBB–	17,090
70	Total Insurance				74,064
	Media – 0.9%

18	Donnelley & Son Company	8.250%	3/15/19	BB+	17,910
$120	Total Corporate Bonds (cost $118,064)				122,694
	Total Investments (cost $2,025,682) – 100.1%				2,164,302
	Other Assets Less Liabilities – (0.1)% (6)				(2,651)
	Net Assets – 100%				$2,161,651

Investments in Derivatives at March 31, 2012:

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value

(5)	Citigroup Inc.	$(17,500)	6/16/12	$35.0	$(1,538)

(4)	Citigroup Inc.	(14,000)	9/22/12	35.0	(1,660)

(20)	Genworth Financial Inc.	(20,000)	9/22/12	10.0	(930)

(7)	MetLife, Inc.	(28,700)	9/22/12	41.0	(1,078)

(2)	Mosaic Company	(11,000)	9/22/12	55.0	(1,050)

(2)	Mosaic Company	(12,500)	9/22/12	62.5	(465)

(12)	Talisman Energy Inc.	(14,400)	4/21/12	12.0	(960)
(52)	Total Call Options Written (premiums received $9,884)	$(118,100)			$(7,681)

14	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	For fair value measurement disclosure purposes, $25 Par (or similar) Preferred Securities categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	Other Assets Less Liabilities includes Value of derivative instruments as noted within Investments in Derivatives at March 31, 2012.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not available.

See accompanying notes to financial statements.

Nuveen Investments	15

Statement of Assets and Liabilities (Unaudited)

March 31, 2012

Assets
Investments, at value (cost $2,025,682)	$2,164,302
Cash	13,646
Receivables:
Dividends	8,862
From Adviser	36,903
Interest	2,777
Total assets	2,226,490
Liabilities
Call options written, at value (premiums received $9,884)	7,681
Payable for dividends	9,762
Accrued expenses:
12b-1 distribution and service fees	800
Other	46,596
Total liabilities	64,839
Net assets	$2,161,651
Class A Shares
Net assets	$540,689
Shares outstanding	25,000
Net asset value per share	$21.63
Offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)	$22.71
Class C Shares
Net assets	$539,746
Shares outstanding	25,000
Net asset value and offering price per share	$21.59
Class R3 Shares
Net assets	$540,262
Shares outstanding	25,000
Net asset value and offering price per share	$21.61
Class I Shares
Net assets	$540,954
Shares outstanding	25,000
Net asset value and offering price per share	$21.64
Net assets consist of:
Capital paid-in	$1,996,831
Undistributed (Over-distribution of) net investment income	5,859
Accumulated net realized gain (loss)	18,138
Net unrealized appreciation (depreciation)	140,823
Net assets	$2,161,651
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

16	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended March 31, 2012

Dividend and Interest Income	$73,713
Expenses
Management fees	7,728
12b-1 service fees – Class A	666
12b-1 distribution and service fees – Class C	2,660
12b-1 distribution and service fees – Class R3	1,331
Shareholders’ servicing agent fees and expenses	148
Custodian’s fees and expenses	4,857
Trustees’ fees and expenses	199
Professional fees	38,329
Shareholders’ reports – printing and mailing expenses	14,267
Other expenses	1,117
Total expenses before custodian fee credit and expense reimbursement	71,302
Custodian fee credit	(35)
Expense reimbursement	(58,916)
Net expenses	12,351
Net investment income (loss)	61,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	41,246
Call options written	992
Change in net unrealized appreciation (depreciation) of:
Investments	130,622
Call options written	1,588
Net realized and unrealized gain (loss)	174,448
Net increase (decrease) in net assets from operations	$235,810

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Changes in Net Assets (Unaudited)

	Six Months Ended 3/31/12	Year Ended 9/30/11
Operations
Net investment income (loss)	$61,362	$118,184
Net realized gain (loss) from:
Investments	41,246	100,928
Call options written	992	15,963
Change in net unrealized appreciation (depreciation) of:
Investments	130,622	(150,409)
Call options written	1,588	(3,392)
Net increase (decrease) in net assets from operations	235,810	81,274
Distributions to Shareholders
From net investment income:
Class A	(15,150)	(35,675)
Class C	(13,075)	(31,475)
Class R3	(14,475)	(34,325)
Class I	(15,837)	(37,162)
From accumulated net realized gains:
Class A	(34,250)	(19,750)
Class C	(34,250)	(19,750)
Class R3	(34,250)	(19,750)
Class I	(34,250)	(19,750)
Decrease in net assets from distributions to shareholders	(195,537)	(217,637)
Net increase (decrease) in net assets	40,273	(136,363)
Net assets at the beginning of period	2,121,378	2,257,741
Net assets at the end of period	$2,161,651	$2,121,378
Undistributed (Over-distribution of) net investment income at the end of period	$5,859	$3,034

See accompanying notes to financial statements.

18	Nuveen Investments

Financial Highlights (Unaudited)

Nuveen Investments	19

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (12/09)
2012(f)	$21.22	$.63	$1.76	$2.39	$(.61)	$(1.37)	$(1.98)	$21.63	11.95%
2011	22.59	1.22	(.37)	.85	(1.43)	(.79)	(2.22)	21.22	3.78
2010(e)	20.00	1.07	2.38	3.45	(.86)	—	(.86)	22.59	17.46
Class C (12/09)
2012(f)	21.19	.55	1.74	2.29	(.52)	(1.37)	(1.89)	21.59	11.48
2011	22.55	1.06	(.37)	.69	(1.26)	(.79)	(2.05)	21.19	3.05
2010(e)	20.00	.94	2.37	3.31	(.76)	—	(.76)	22.55	16.74
Class R3 (12/09)
2012(f)	21.21	.61	1.74	2.35	(.58)	(1.37)	(1.95)	21.61	11.76
2011	22.57	1.17	(.37)	.80	(1.37)	(.79)	(2.16)	21.21	3.57
2010(e)	20.00	1.03	2.37	3.40	(.83)	—	(.83)	22.57	17.19
Class I (12/09)
2012(f)	21.23	.66	1.75	2.41	(.63)	(1.37)	(2.00)	21.64	12.09
2011	22.60	1.28	(.37)	.91	(1.49)	(.79)	(2.28)	21.23	4.05
2010(e)	20.00	1.12	2.37	3.49	(.89)	—	(.89)	22.60	17.68

20	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$541	6.50	%*	.41	%*	.98	%*	5.94	%*	34%
531	2.78		3.70		.98		5.51		76
565	3.61	*	3.55	*	.99	*	6.17	*	53

540	7.25	*	(.34	)*	1.73	*	5.19	*	34
530	3.53		2.95		1.73		4.76		76
564	4.36	*	2.80	*	1.74	*	5.41	*	53

540	6.75	*	.16	*	1.23	*	5.69	*	34
530	3.03		3.45		1.23		5.26		76
564	3.85	*	3.30	*	1.24	*	5.91	*	53

541	6.26	*	.66	*	.73	*	6.19	*	34
531	2.53		3.95		.73		5.76		76
565	3.36	*	3.80	*	.74	*	6.42	*	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period December 9, 2009 (commencement of operations) through September 30, 2010.
(f)	For the six months ended March 31, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	21

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust V (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (formerly known as Nuveen NWQ Preferred Securities Fund) (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The Fund seeks to provide current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in preferred securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in the preferred securities of companies principally engaged in financial services. The Fund seeks to meet its investment objective by investing primarily in preferred securities, but it may also invest up to 20% of its net assets in non-preferred securities, including common stock, convertible debt securities, corporate debt securities, mortgage-backed securities and U.S. Government and agency debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 50% of its net assets in below investment-grade securities, commonly referred to as “high yield” or “junk bonds.” Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 40% of its net assets in dollar-denominated securities issued by non-U.S. companies.

Effective March 12, 2012, under normal market conditions, the Fund invests at least 80% of its net assets in income producing securities. The Fund invests at least 65% of its net assets in preferred and debt securities. Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. Preferred securities generally pay fixed or adjustable rate distributions to investors and have preference over common stock in the payment of distributions and the liquidation of a company’s assets, but are junior to most other forms of the company’s debt, including both senior and subordinated debt. The Fund intends to invest at least 25% of its assets in securities of companies principally engaged in financial services. The Fund may invest up to 50% of its net assets in below investment-grade securities, commonly referred to as “high yield” or “junk bonds.” The Fund may invest up to 35% of its net assets in equity securities other than preferred securities, including common stocks, convertible securities, depositary receipts and other types of securities with equity characteristics. The Fund may write covered call options on equity securities to generate additional income. In addition, to manage market risk and credit risk in its portfolio, the fund may make short sales of equity securities and may enter into credit default swap agreements. The Fund’s short sales may equal up to 10% of the value of the Fund’s net assets. The Fund may invest up to 50% of its net assets in dollar-denominated securities issued by non-U.S. companies.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to,

22	Nuveen Investments

restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2012, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Fund declares dividends from its net investment income daily and pays shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Fund’s transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund

Nuveen Investments	23

Notes to Financial Statements (Unaudited) (continued)

enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from call options written“ on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended March 31, 2012, the Fund wrote covered call options on individual stocks held in its portfolio to enhance returns while foregoing some upside potential. The average notional amount of call options written during the six months ended March 31, 2012, was as follows:

Average notional amount of call options written*	$74,867
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities and Footnote 5 – Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

24	Nuveen Investments

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of March 31, 2012:

	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$233,752	$—	$—	$233,752
Convertible Preferred Securities	10,680	—	—	10,680
$25 Par (or similar) Preferred Securities*	1,582,869	78,833	—	1,661,702
Capital Preferred Securities	—	135,474	—	135,474
Corporate Bonds	—	122,694	—	122,694
Derivatives:
Call Options Written	(7,681)	—	—	(7,681)
Total	$1,819,620	$337,001	$—	$2,156,621
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of $25 Par (or similar) Preferred Securities classified as Level 2.

During the six months ended March 31, 2012, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of March 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		Liability Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$7,681

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended March 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$992

Nuveen Investments	25

Notes to Financial Statements (Unaudited) (continued)

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$1,588

4. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	—	$—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Net increase (decrease)	—	$—	—	$—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended March 31, 2012, aggregated $729,434 and $710,945, respectively.

Transactions in call options written during the six months ended March 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	11	$2,439
Options written	141	21,417
Options terminated in closing purchase transactions	(100)	(13,972)
Options exercised	—	—
Options expired	—	—
Options outstanding, end of period	52	$9,884

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At March 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$2,042,438
Gross unrealized:
Appreciation	$152,353
Depreciation	(30,489)
Net unrealized appreciation (depreciation) of investments	$121,864

Permanent differences, primarily due to complex securities tax character adjustments and distribution character reclassifications, resulted in reclassifications among the Fund’s components of net assets at September 30, 2011, the Fund’s last tax year end, as follows:

Capital paid in	$ (651)
Undistributed (Over-distribution of) net investment income	4,212
Accumulated net realized gain (loss)	(3,561)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2011, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$95,077
Undistributed net long-term capital gains	49,920
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

26	Nuveen Investments

The tax character of distributions paid during the Fund’s last tax year ended September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$218,845
Distributions from net long-term capital gains	930
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2012, the complex-level fee rate for the Fund was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed .75% through January 31, 2013 (1.25% after January 31, 2013), of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	27

Notes to Financial Statements (Unaudited) (continued)

At March 31, 2012 Nuveen owned all 25,000 shares of each Class A, C, R3 and I.

During the six months ended March 31, 2012, the Distributor retained all 12b-1 fees.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

28	Nuveen Investments

Notes

Nuveen Investments	29

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.

BofA Merrill Lynch Fixed Rate Preferred Securities Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or distribution schedule, and must have a minimum amount outstanding of $100 million. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees. It is not possible to invest directly in an index.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds category. The Lipper Flexible Income Funds Classification Average contained 49, 45 and 30 funds for the 6-month, 1-year and since inception periods, respectively, ended March 31, 2012. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

30	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	31

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-CAHY-0212P

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 7, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 7, 2012